Exhibit 99.1

Acuren Corporation

For Immediate Release

Acuren Corporation Announces Results for the Three and Nine Months ended September 30, 2024

Delivered improved results year over year

Houston, Texas – December 20, 2024 –Acuren Corporation (“Acuren” or the “Company”) today announced financial results for the third quarter and nine-month periods ended September 30, 2024. The comparability of our operating results for the period from July 30, 2024 through September 30, 2024 (Successor), January 1, 2024 through July 29, 2024 (Predecessor) and the nine months ended September 30, 2023 (Predecessor) was impacted by the Company’s acquisition of ASP Acuren Holdings, Inc. (“ASP Acuren” and the “ASP Acuren Acquisition”).

Third Quarter 2024 Results Compared to Third Quarter 2023 Results

●	2024 Predecessor Revenue of $101.5 million and 2024 Successor Revenue of $201.5 million compared to 2023 Predecessor Revenue of $265.5 million

●	Combined Revenue of $303.0 million, up 14.1% from the prior Predecessor period

●	2024 Predecessor Gross Profit of $25.5 million, or 25.1%, and 2024 Successor Gross Profit of $49.2 million, or 24.4%, compared to 2023 Predecessor Gross Profit of $64.2 million or 24.2% in the prior Predecessor period

●	Combined Adjusted Gross Profit of $89.8 million or 29.6% compared to 29.3% in the prior Predecessor period

●	2024 Predecessor income from operations of $2.4 million and 2024 Successor loss from operations of $79.2 million compared to 2023 Predecessor income from operations of $16.1 million

●	2024 Predecessor Net Income of $3.9 million and 2024 Successor Net Loss of $89.8 million compared to 2023 Predecessor Net income of $1.0 million

●	Combined Adjusted EBITDA of $51.3 million, up 14.8% from the prior Predecessor period

●	Combined Adjusted EBITDA margin of 16.9%, compared to 16.8% from the prior Predecessor period

Nine Months 2024 Results Compared to First Nine Months 2023 Results

●	2024 Predecessor Revenue of $633.9 million and 2024 Successor Revenue of $201.5 million compared to 2023 Predecessor Revenue of $779.9 million

●	Combined Revenue of $835.4 million, up 7.1% from the prior Predecessor period

●	2024 Predecessor Gross profit of $162.0 million, or 25.6%, and 2024 Successor Gross Profit of $49.2 million, or 24.4%, compared to 2023 Predecessor Gross Profit of $180.6 million, or 23.2%, in the prior Predecessor period

●	Combined Adjusted Gross Profit of $244.8 million or 29.3% compared to 28.4% in the prior Predecessor period

●	2024 Predecessor income from operations of $36.1 million and 2024 Successor loss from operations of $79.2 million compared to 2023 Predecessor income from operations of $44.7 million

●	2024 Predecessor Net Loss of $2.8 million and 2024 Successor Net Loss of $89.8 million compared to 2023 Predecessor Net Income of $8.2 million

●	Combined Adjusted EBITDA of $145.9 million, up 15.2% from the prior Predecessor period

●	Combined Adjusted EBITDA margin of 17.5%, compared to 16.2% from the prior Predecessor period

Tal Pizzey, CEO of Acuren stated, “Our strong year-to-date results reflect continued improvement in service revenue and margins, driven primarily by increased demand from recurring customers, new sales in target markets, and pricing initiatives implemented in 2023. The effectiveness of our S-4 marks an important milestone as we continue working diligently towards our public market debut. We believe our differentiated services, established client base, and strong market presence give us a solid foundation to grow our leadership in asset integrity testing while building a premier global testing, inspection, certification and compliance organization.”

Robert A.E. Franklin, Co-Chairman of Acuren commented, “Now that our S-4 registration statement has gone effective, we expect to begin trading on OTC imminently and look forward to an NYSE debut in the new year. We believe our strong balance sheet position, including over $130 million in cash, significant EBITDA growth, ongoing margin improvement, and a leadership team dedicated to operational excellence gives us the ability to deliver long-term value to our shareholders and capitalize on the opportunities ahead.”

Planned Relisting

On July 30, 2024, the Company completed the ASP Acuren Acquisition for $1.88 billion. On December 16, 2024, the Company’s Registration Statement on Form S-4 (File No. 333-282976) was declared effective by the U.S. Securities and Exchange Commission and, effective as of that date, it completed its re-domiciliation from the British Virgin Islands into a Delaware corporation. The Company anticipates its common stock will begin trading on the OTC Market prior to the end of the year. The Company intends to apply to list its common stock on the New York Stock Exchange during the first quarter of 2025.

About Acuren Corporation

Acuren is a leading provider of critical asset integrity services. The company operates primarily in North America serving a broad range of industrial markets. It provides these essential and often compliance-mandated (often at customer locations) services in the industrial space and is focused on the recuring maintenance needs of its customers. The work Acuren does fits in the service category referred to as Testing, Inspection and Certification (TIC) including Nondestructive Testing (“NDT”) in the field and the laboratory and in-lab destructive testing capabilities.

Forward-Looking Statements

In this press release the Company may discuss events or results that have not yet occurred or been realized, commonly referred to as forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of Acuren Corporation (“Acuren” or the “Company”). Such discussion and statements may contain words such as “expect,” “anticipate,” “will,” “should,” “believe,” “intend,” “plan,” “estimate,” “predict,” “seek,” “continue,” “pro forma” “outlook,” “may,” “might,” “should,” “can have,” “have,” “likely,” “potential,” “target,” “indicative,” “illustrative,” and variations of such words and similar expressions, and relate in this press release, without limitation, to statements, beliefs, projections and expectations about future events, including the planned relisting. Such statements are based on the Company’s expectations, intentions and projections regarding the Company’s future performance, anticipated events or trends and other matters that are not historical facts.

These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For a detailed discussion of cautionary statements and risks that may affect the Company’s future results of operations and financial results, please refer to the Company’s filings with the SEC, including, but not limited to, the risk factors in the Company’s Registration Statement on Form S-4 filed with the SEC on December 12, 2024, and any supplements and post-effective amendments thereto. Forward-looking statements included in this press release speak only as of the date hereof and, except as required by applicable law, the Company does not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or circumstances after the date of this press release.

Non-GAAP Financial Measures

This press release contains Combined Revenue, Combined Adjusted Gross Profit, Combined Adjusted Gross Profit Margin, Combined loss from operations, Combined EBITDA, Combined Adjusted EBITDA and Combined Adjusted EBITDA Margin which are non-U.S. GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission.

Our results of operations as reported in our unaudited condensed consolidated financial statements for the Successor and Predecessor periods are in accordance with GAAP. The presentation of the combined financial information of the Predecessor and Successor for the three and nine months ended September 30, 2024, is not in accordance with GAAP. Combined financial information consists of the mathematical addition of selected financial data of the Predecessor and Successor periods. No other adjustments are made to the combined presentation. However, we believe that for purposes of discussion and analysis, the combined financial information is useful for management and investors to assess our ongoing financial and operational performance and trends. Accordingly, in addition to presenting our results of operations as reported in our unaudited condensed consolidated financial statements in accordance with GAAP, certain tables and discussion included within this release also present the combined results for the three and nine months ended September 30, 2024.

As used in this press release, Combined Adjusted Gross Profit is defined as Combined Gross Profit less depreciation expense included in cost of revenue for the Predecessor and Successor periods. Combined Adjusted Gross Profit Margin is defined as Combined Gross Profit divided by Combined Revenue. Combined EBITDA is defined as earnings before interest, taxes, depreciation and amortization for the Predecessor and Successor periods and Combined Adjusted EBITDA is defined as EBITDA excluding the impact of certain non-cash and other specifically identified items for the Predecessor and Successor periods. Combined Adjusted EBITDA Margin is defined as Combined Adjusted EBITDA divided by Combined Revenue.

The Company uses these non-U.S. GAAP financial measures and the additional financial information both in explaining its results to shareholders and the investment community and in its internal evaluation and management of its businesses. The Company’s management believes that these non-U.S. GAAP financial measures and the information they provide are useful to investors since these measures (a) permit investors to view the Company’s performance using the same tools that management uses to evaluate the Company’s past performance, reportable business segments and prospects for future performance, (b) permit investors to compare the Company with its peers, (c) determines certain elements of management’s incentive compensation, and (d) provide consistent period-to-period comparisons of the results.

While the Company believes these non-U.S. GAAP measures are useful in evaluating the Company’s performance, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with U.S. GAAP. Additionally, these non-U.S. GAAP financial measures may differ from similar measures presented by other companies. A reconciliation of these non-U.S. GAAP financial measures is included later in this press release.

Investor Relations Contacts

Dan Scott / Rodny Nacier

ICR Inc.

IR@acuren.com

Seth Weber

VP Investor Relations

Seth.weber@acuren.com

Acuren Corporation
Condensed Consolidated Balance Sheets

(amounts in thousands, except share and per share data)

(Unaudited)

	Successor September 30, 2024	Predecessor December 31, 2023
Assets
Current assets
Cash and cash equivalents	$132,458	$87,061
Accounts receivable, net	278,174	233,244
Prepaid expenses and other current assets	16,073	13,608
Total current assets	426,705	333,913
Property, plant and equipment, net	191,172	112,264
Operating lease right-of-use assets, net	27,212	22,441
Goodwill	898,165	511,501
Intangible assets, net	768,693	264,335
Deferred income tax asset	813	2,368
Other assets	15,355	15,793
Total assets	2,328,115	1,262,615
Liabilities and Equity
Current liabilities
Accounts payable	$23,208	$23,206
Accrued expenses and other current liabilities	70,805	65,775
Current portion of debt	7,721	7,280
Current portion of lease obligations	16,051	16,623
Total current liabilities	117,785	112,884
Debt, net of current portion	748,294	668,031
Non-current lease obligations	38,317	38,061
Deferred income tax liability	190,536	35,294
Other liabilities	21,820	26,346
Total liabilities	1,116,752	880,616
Commitments and contingencies
Equity
Ordinary stock (Successor), $0 par value; 121,412,515 shares issued and outstanding	-	-
Founder Preferred stock (Successor), $0 par value; 1,000,000 shares issued and outstanding	-	-
Common stock (Predecessor), $0.01 par value; 5,700,000 shares issued and 5,024,802 shares outstanding	-	50
Treasury stock (Predecessor), 7,769 common shares at cost	-	(1,029)
Additional paid-in capital	1,291,826	366,327
Accumulated earnings (deficit)	(91,361)	17,447
Accumulated other comprehensive income (loss)	10,898	(796)
Total equity	1,211,363	381,999
Total liabilities and equity	$2,328,115	$1,262,615

Acuren Corporation

Condensed Consolidated Statements of Operations and Other Comprehensive Income (Loss)

(amounts in thousands, except share and per share data)

(Unaudited)

	2024		2023
	Successor	Predecessor	Predecessor
	July 30 to September 30	January 1 to July 29	January 1 to September 30
Service revenue	$201,485	$633,866	$779,923
Cost of revenue	152,281	471,881	599,332
Gross profit	49,204	161,985	180,591
Selling, general and administrative expenses	103,835	120,633	135,892
Transaction costs	24,554	5,204	-
Income (loss) from operations	(79,185)	36,148	44,699
Interest expense, net	13,336	39,379	39,066
Loss on extinguishment of debt	-	9,073	-
Other expense (income), net	(600)	(580)	58
Income (loss) before provision for income taxes	(91,921)	(11,724)	5,575
Benefit for income taxes	(2,097)	(8,946)	(2,618)
Net income (loss)	(89,824)	(2,778)	8,193
Other comprehensive income (loss):
Foreign currency translation adjustments	10,898	(18,008)	2,528
Total other comprehensive income (loss)	10,898	(18,008)	2,528
Total comprehensive income (loss)	$(78,926)	$(20,786)	$10,721

Acuren Corporation

Condensed Consolidated Statements of Operations and Other Comprehensive Income (Loss)

(amounts in thousands, except share and per share data)

(Unaudited)

	2024		2023
	Successor	Predecessor	Predecessor
	July 30 to September 30	July 1 to July 29	July 1 to September 30
Service revenue	$201,485	$101,512	$265,535
Cost of revenue	152,281	75,994	201,328
Gross profit	49,204	25,518	64,207
Selling, general and administrative expenses	103,835	17,909	48,095
Transaction costs	24,554	5,204	-
Income (loss) from operations	(79,185)	2,405	16,112
Interest expense, net	13,336	5,828	15,423
Loss on extinguishment of debt	-	9,073	-
Other income, net	(600)	(294)	(4)
Income (loss) before provision for income taxes	(91,921)	(12,202)	693
Benefit for income taxes	(2,097)	(16,145)	(325)
Net income (loss)	(89,824)	3,943	1,018
Other comprehensive income (loss):
Foreign currency translation adjustments	10,898	(5,170)	(7,268)
Total other comprehensive income (loss)	10,898	(5,170)	(7,268)
Total comprehensive income (loss)	$(78,926)	$(1,227)	$(6,250)

Acuren Corporation

Condensed Consolidated Statements of Cash Flows

(amounts in thousands)

(Unaudited)

	2024		2023
	Successor	Predecessor	Predecessor
	July 30 to September 30	January 1 to July 29	January 1 to September 30
Cash flows from operating activities:
Net income (loss)	$(89,824)	$(2,778)	$8,193
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Provision for credit losses	1,005	408	548
Depreciation and amortization	20,431	45,777	71,154
Noncash lease expense	1,249	5,453	6,710
Share-based compensation expense	62,802	17,858	4,111
Amortization of deferred financing costs	486	2,406	2,267
Loss on extinguishment of debt	-	9,073	-
Fair value adjustments on interest rate derivatives	-	3,102	(2,573)
Deferred income taxes	(1,965)	(20,565)	(675)
Other	-	(588)	(85)
Changes in operating assets and liabilities, net of effects of business acquisitions:
Accounts receivable	(3,527)	(32,797)	(52,353)
Prepaid expenses and other current assets	(6,674)	(2,829)	(1,239)
Accounts payable	4,696	(9,691)	(2,149)
Accrued expenses and other current liabilities	(7,400)	17,481	197
Operating lease obligations	(1,333)	(5,751)	(6,618)
Other assets and liabilities	1,990	(4,516)	7,337
Net cash provided by (used in) operating activities	(18,064)	22,042	34,825

Cash flows from investing activities:
Purchases of property, plant and equipment	(3,403)	(14,334)	(15,586)
Proceeds from sale of property, plant and equipment	251	1,029	1,251
Acquisition of ASP Acuren, net of cash acquired	(1,827,426)	-	-
Acquisition of businesses, net of cash acquired	-	(46,280)	(6,010)
Net cash used in investing activities	(1,830,578)	(59,585)	(20,345)

Cash flows from financing activities:
Borrowings under long-term debt	775,000	30,000	195,000
Repayments of long-term debt	-	(16,346)	(79,563)
Payments of debt issuance costs	(21,355)	-	(2,659)
Principal payments on finance lease obligations	(1,615)	(5,836)	(7,653)
Dividends paid to stockholder	-	-	(150,000)
Proceeds from issuance of ordinary shares and exercise of warrants, net of issuance costs	666,630	-	-
Net cash provided by (used in) financing activities	1,418,660	7,818	(44,875)

Net effect of exchange rate fluctuations on cash and cash equivalents	5,507	(7,881)	1,973
Net change in cash and cash equivalents	(424,475)	(37,605)	(28,423)

Cash and cash equivalents
Beginning of period	556,933	87,061	62,585
End of period	$132,458	$49,456	$34,162

Acuren Corporation

Reconciliation of Combined Revenue

(amounts in thousands)

(Unaudited)

	Combined period January 1, 2024 through September 30, 2024	Combined period January 1, 2023 through September 30, 2023	Combined period July 1, 2024 through September 30, 2024	Combined period July 1, 2023 through September 30, 2023
Revenue from predecessor period	$633,866	$779,923	$101,512	$265,535
Revenue from successor period	201,485	-	201,485	-
Total combined revenue(1)	$835,351	$779,923	$302,997	$265,535

1.	The combined financial information for the nine months ended September 30, 2024 includes the results of operations of ASP Acuren (Predecessor) for the period from January 1, 2024 to July 29, 2024 and Acuren Corporation (Successor) for the period from July 30, 2024 to September 30, 2024.

Acuren Corporation

Reconciliation of Adjusted Gross Profit and Gross Margin Percentage

(amounts in thousands)

(Unaudited)

Successor period July 30 to September 30, 2024	2024
Gross profit	$49,204
Depreciation expense included in cost of revenue	11,481

Predecessor period July 1 to July 29, 2024
Gross profit	25,518
Depreciation expense included in cost of revenue	3,581

Adjusted gross profit for the combined period July 1, 2024 through September 30, 2024	$89,784
Adjusted gross margin percentage for the combined period July 1, 2024 through September 30, 2024 (1)	29.6%

Successor period July 30 to September 30, 2024	2024
Gross profit	$49,204
Depreciation expense included in cost of revenue	11,481

Predecessor period January 1 to July 29, 2024
Gross profit	161,985
Depreciation expense included in cost of revenue	22,123

Adjusted gross profit for the combined period January 1, 2024 through September 30, 2024	$244,793
Adjusted gross margin percentage for the combined period January 1, 2024 through September 30, 2024 (1)	29.3%

Acuren Corporation

Reconciliation of Adjusted Gross Profit and Gross Margin Percentage

(amounts in thousands)

(Unaudited)

Predecessor period July 1 to September 30, 2023	2023
Gross profit	$64,207
Depreciation expense included in cost of revenue	13,581
Adjusted gross profit	77,788
Adjusted gross margin percentage (1)	29.3%

Predecessor period January 1 to September 30, 2023	2023
Gross profit	$180,591
Depreciation expense included in cost of revenue	40,989
Adjusted gross profit	221,580
Adjusted gross margin percentage (1)	28.4%

1.	The Adjusted Gross margin is calculated as Adjusted Gross margin divided by combined revenues for the 2024 period and divided by revenues for the 2023 period

Acuren Corporation

Reconciliation of Adjusted EBITDA to Net Income (Loss)

(amounts in thousands)

(Unaudited)

Successor period July 30 to September 30, 2024	2024
Net income (loss)	$(89,824)
Benefit for income taxes	(2,097)
Interest expense, net	13,336
Depreciation and amortization expense	20,431

Predecessor period July 1 to July 29, 2024
Net income (loss)	3,943
Benefit for income taxes	(16,145)
Interest expense, net	5,828
Depreciation and amortization expense	7,013

Adjustments July 1 to September 30, 2024
Pre-ASP Acuren seller-related expenses and stock compensation(1)	9,809
One time non-cash equity charges(2)	69,821
Acquisition related transaction and integration expenses(3)	(505)
ASP Acuren transaction related expenses(4)	24,554
Non cash stock compensation expense(5)	5,540
Other non-recurring charges(6)	(386)

Adjusted EBITDA for the combined period July 1, 2024 through September 30, 2024 (7)	$51,318
Adjusted EBITDA margin for the combined period from July 1, 2024 through September 30, 2024 (8)	16.9%

Successor period July 30 to September 30, 2024	2024
Net income (loss)	$(89,824)
Benefit for income taxes	(2,097)
Interest expense, net	13,336
Depreciation and amortization expense	20,431

Predecessor period January 1 to July 29, 2024
Net income (loss)	(2,778)
Benefit for income taxes	(8,946)
Interest expense, net	39,379
Depreciation and amortization expense	45,777

Adjustments January 1 to September 30, 2024
Pre-ASP Acuren seller-related expenses and stock compensation(1)	29,477
One time non-cash equity charges(2)	69,821
Acquisition related transaction and integration expenses(3)	1,548
ASP Acuren transaction related expenses(4)	29,758
Non cash stock compensation expense(5)	336
Other non-recurring charges(6)	(280)

Adjusted EBITDA for the combined period January 1, 2024 through September 30, 2024 (7)	$145,938
Adjusted EBITDA margin for the combined period from January 1, 2024 through September 30, 2024 (8)	17.5%

Acuren Corporation

Reconciliation of Adjusted EBITDA to Net Income (Loss)

(amounts in thousands)

(Unaudited)

Predecessor period July 1 to September 30, 2023	2023
Net income (loss)	$1,018
Benefit for income taxes	(325)
Interest expense, net	15,423
Depreciation and amortization expense	23,208
EBITDA	39,324
Pre-ASP Acuren seller-related expenses and stock compensation(1)	3,269
One time non-cash equity charges(2)	-
Acquisition related transaction and integration expenses(3)	1,571
ASP Acuren transaction related expenses(4)	-
Non cash stock compensation expense(5)	-
Other non-recurring charges(6)	546
Adjusted EBITDA(7)	$44,710
Adjusted EBITDA margin (8)	16.8%

Predecessor period January 1 to September 30, 2023	2023
Net income (loss)	$8,193
Benefit for income taxes	(2,618)
Interest expense, net	39,066
Depreciation and amortization expense	71,154
EBITDA	115,795
Pre-ASP Acuren seller-related expenses and stock compensation(1)	6,716
One time non-cash equity charges(2)	-
Acquisition related transaction and integration expenses(3)	2,990
ASP Acuren transaction related expenses(4)	-
Non cash stock compensation expense(5)	-
Other non-recurring charges(6)	1,195
Adjusted EBITDA(7)	$126,696
Adjusted EBITDA margin (8)	16.2%

1.	Adjustment to add back expenses related primarily to the previous owner’s compensation, stock incentive plans and debt extinguishment costs.
2.	Adjustment to add back the one time non cash stock compensation expenses for Founder Preferred Shares and independent director stock options for which the performance target was achieved when the acquisition of ASP Acuren occurred.
3.	Adjustment to add back transaction and acquisition integration related costs and similar items for acquisitions (both completed and not completed) not including the acquisition of ASP Acuren.
4.	Adjustment to add back the transaction related expenses for the ASP Acuren acquisition.
5.	Adjustment to add back stock compensation expense.
6.	Adjustment to add back other non-recurring charges including restructuring charges, IT development charges and certain gains, losses and balance adjustments.
7.	The combined financial information for the nine months ended September 30, 2024 includes the results of operations of ASP Acuren (Predecessor) for the period from January 1, 2024 to July 29, 2024 and Acuren Corporation (Successor) for the period from July 30, 2024 to September 30, 2024.
8.	The Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by combined revenues for the 2024 period and divided by revenues for the 2023 period.